Exhibit 99.2

May 2024 Q1 2024 Update Q1 2024 Earnings Supplement

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix. The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as EBITDA margin targets, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

3 Q1 2024 Earnings Supplement May 2024 ApolloMed is now Astrana Health

4 ApolloMed is now Astrana Health ApolloMed became Astrana Health and trades under the ticker ASTH on the NASDAQ, effective February 26, 2024 Astrana Health represents a unifying brand that reflects our rapidly expanding national footprint and our deep commitment to providing high-quality care to local communities across the country New name pays homage to our founding physicians and represents our star providers and teammates, who work together to create a constellation of quality care We are excited to unite our entire team under the new brand and further accelerate our mission to deliver exceptional patient experiences and to provide quality care to all

5 Q1 2024 Performance Highlights ($ in millions, except for per share information) Q1 2024 financial results Revenue $404.4 Net Incomeattr. to ASTH $14.8 Adjusted EBITDA1 $42.2 EPS – Diluted $0.31 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. $337.2 $404.4 Q1 2023 Q1 2024 $13.1 $14.8 Q1 2023 Q1 2024 $29.8 $42.2 Q1 2023 Q1 2024 $0.28 $0.31 Q1 2023 Q1 2024 Revenue Net Income attr. To ASTH Adjusted EBITDA EPS - Diluted 20% 13% 42% 11%

6 Q1 2024 Highlights Opened 2 new de novo clinics in Nevada in April Closed acquisition of Advanced Diagnostic Surgical Center on Jan 1, 2024 Care Delivery Community Family Care Health Plan acquisition closed March 31, 2024 Prime Community Care of Central Valley joins our Care Partners segment Started full risk delegated contract in Nevada 60% revenue in full risk arrangements1 Care Partners 1. Percentage of total capitation revenue calculated expected as of April 1, 2024

7 Financial Profile Note: For more information, see “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures“ slides for more information 1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue 2. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023 % Adjusted EBITDA Margin1 Revenue ($ in millions) Adj. EBITDA ($ in millions) $561 $687 $774 $1,144 $1,387 $1,650- $1,850 2019 2020 2021 2022 2023 ~26% CAGR 2024E 10% 15% 17% 12% 11% 10% $54.2 $102.8 $133.5 $140.0 $146.6 $165.0- $185.0 2019 20202 20212 20222 20232 2024E ~26% CAGR

8 Care Partners Care Delivery Care Enablement Quarter over Quarter Segment Revenue Revenue $ in millions High-performing network of aligned providers High-quality system of employed providers Full-stack tech, clinical, and operations platform Other Intercompany Total Q2 2023 $325.2 $26.7 $35.0 $0.2 $(38.9) $348.2 Q3 2023 $326.5 $29.3 $36.9 $0.3 $(44.8) $348.2 Q1 2023 $314.7 $25.4 $30.6 $0.2 $(33.6) $337.2 Q4 2023 $333.7 $38.5 $33.4 $0.2 $(52.8) $353.0 Q1 2024 $397.1 $30.7 $33.3 $0.0 $(56.7) $404.4

9 Astrana Reiterates Guidance for 2024 Q1 2024 financial results Revenue $404.4 Net Incomeattr. to ASTH $14.8 Adjusted EBITDA1 $42.2 EPS – Diluted $0.31 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. Actual FY 2023 Results 2024 Guidance Range Total Revenue $1,386.7 $1,650 - $1,850 Net Incomeattr. to ASTH $60.7 $61 - $73 Adjusted EBITDA1 $146.6 $165 - $185 EPS – Diluted $1.29 $1.28 - $1.52 ($ in millions, except for per share information)

10 Selected Financial Results

11 Three Months Ended March 31, $ in 000s except per share data 2024 2023 Revenue Capitation, net $ 365,910 $ 300,204 $ Risk pool settlements and incentives 17,377 13,462 Management fee income 4,078 9,896 Fee-for-service, net 15,937 12,062 Other revenue 1,054 1,620 Total revenue 404,356 337,244 Total expenses 374,217 314,871 Income from operations 30,139 22,373 Net income $ 16,862 $ 12,488 $ Net income (loss) attributable to noncontrolling interests 2,027 (644) Net income attributable to Astrana Health $ 14,835 $ 13,132 $ Earnings per share – diluted $ 0.31 $ 0.28 $ EBITDA1 $ 32,689 $ 23,961 $ Adjusted EBITDA1 $ 42,245 $ 29,825 $ Summary of Selected Financial Results 1. See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA and “Use of Non-GAAP Financial Measures” slides for more information.

12 $ in 000s Care Partners Care Delivery Care Enablement Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 397,095 30,719 33,274 - (56,732) - 404,356 % change vs prior year 26% 21% 9% 20% Cost of services 314,966 24,794 17,373 - (26,734) - 330,399 General and administrative expenses1 38,933 6,163 12,397 - (30,075) 16,400 43,818 Total expenses 353,899 30,957 29,770 - (56,809) 16,400 374,217 Income (loss) from operations $ 43,196 (238) 3,504 - 772 (16,400) 30,139 % change vs prior year 94% (75%) (39%) 35% For the three months ended March 31, 2024 1. Balance includes general and administrative expenses and depreciation and amortization. 2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table. Segment Results

13 $ in millions 3/31/2024 12/31/2023 $ Change Cash and cash equivalents and investments in marketable securities1 $337.29 $296.31 $40.98 Working capital $183.54 $242.83 $(59.29) Total stockholders’ equity $657.98 $616.65 $41.33 1. Excluding restricted cash Balance Sheet Highlights

14 Three Months Ended March 31, $ in 000s 2024 2023 Net Income $ 16,862 $ 12,488 Interest Expense 7,585 3,269 Interest income (3,996) (3,009) Provision for income taxes 7,142 6,921 Depreciation and amortization 5,096 4,292 EBITDA 32,689 23,961 Income from equity method investments (632) (249) Other, net 4,440 2 1,402 Stock-based compensation 5,748 3,445 APC excluded assets costs - 1,266 Adjusted EBITDA $ 42,245 $ 29,825 Adjusted EBITDA margin1 10% 9% 1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2. Other, net for the three months ended March 31, 2024 relates to a financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company’s Collar Agreement, and transaction costs incurred for our investments and tax restructuring fees. Reconciliation of Net Income to EBITDA & Adjusted EBITDA

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended March, 31, 2024	2023	2022	Year Ended 2021	2020	2019
Net Income	$ 62.2	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	20.4	16.1	7.9	5.4	9.5	4.7
Interest income	(15.2)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	32.2	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	18.6	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	118.2	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(0.9)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	9.3[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	24.3	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	8.1	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 159.0	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 1,453.8	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	11%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for TTM ended March 31, 2024 consists of a financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC

Astrana Health
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16 Note: See “Use of Non-GAAP Financial Measures” slide for more information. 2024 Guidance Range ($ in 000s except per share data) Low High Net Income 71,500 85,500 Interest expense 14,500 12,500 Provision for income taxes 36,500 44,500 Depreciation and amortization 14,500 14,500 EBITDA 137,000 157,000 Loss (income) from equity method investments (5,000) (5,000) Other, net 6,000 6,000 Stock-based compensation 27,000 27,000 Adj. EBITDA 165,000 185,000 Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

Astrana Health at–a–glance

Astrana Health is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach via its three business segments:

Care Partners
Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care

Care Delivery
Flexible footprint of owned primary care and multi-specialty clinics with employed providers who deliver personalized care

Care Enablement
Full-stack technology and solutions platform, empowering providers to deliver the best possible care to all patients in their communities

A platform with...

Scale

~1M
Members in value-based care

10k+
Astrana Health providers[1]

20+
Payer partners

32+
Markets

Demonstrable Clinical Outcomes

▼46%
Fewer hospital admissions[2]

▼40%
Fewer ER visits[2]

Financial Strength

$1.45B
TTM Revenue

$159.0M
TTM Adj. EBITDA

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information
1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health figures based on analysis of Jan-Dec 2023 internal data from all consolidated IPAs (Medicare Advantage) and compared against relevant benchmark
3. As of March 31st, 2024

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18 Care Partners Care Delivery Care Enablement Astrana flexibly supports patients and providers Quarter ended 3/31/2024 $ in 000s High-performing network of aligned providers High-quality system of employed providers Full-stack tech, clinical, and operations platform Total revenues, $ $397,095 $30,719 $33,274 Income (loss) from operations, $ $43,196 $(238) $3,504 % Margin 11% (1)% 11% Total VBC members1 , K ~880K ~800K ~1M Degree of Risk Partial & full-risk Partial & full-risk N/A Percent of premium opp. 80-90% 80-90% 10-15% LT profitability target 10-20% 10-20% 20-30% Primary Revenue Model Partial & full-risk PMPM2 Partial & full-risk PMPM2 Fee-for-service Percent of collections/revenue 1. Members in value-based care arrangements for Care Partners or Care Enablement; unique visits over LTM for Care Delivery, both as of March 31, 2024 2. PMPM: Per member per month

Key Takeaways

Clear levers and a repeatable growth playbook to drive further nationwide expansion	26% 5-year revenue CAGR[1]; Clear visibility into continued 25%+ growth in medium term and beyond
Proven track record of consistent profitability	26% 5-year adj. EBITDA CAGR[2]; Proven ability to consistently scale business at 10-15% EBITDA margins
Flexible, capital efficient model with predictable unit economics	Predictable adj. EBITDA margins, with 10%-17% adj. EBITDA margins in each of the last 5 years[2]
Tech-powered, integrated care delivery model results in industry-leading clinical outcomes	Admits/K 48% below benchmark; ER visits 43% below benchmark[3]
Strongly positioned to create a future where all can get access to high quality healthcare	~975K members in VBC arrangements across Medicare, Medicaid, and Commercial[4]

1. Growth figures are based on historical revenue and estimates through FY 2023
2. See the "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" slide for additional information
3. Astrana Health figures based on analysis of Jan-Dec 2023 internal data from all consolidated IPAs (Medicare Advantage) and compared against relevant risk adjusted benchmark
4. As of March 31, 2024

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Investor Relations Asher Dewhurst (626) 943-6491 investors@astranahealth.com